UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported)
March 14, 2011

INFORMATICA CORPORATION
(Exact name of registrant as specified in its charter)

State of Delaware (State or other jurisdiction of incorporation or organization)	0-25871 (Commission File Number)	77-0333710 (I.R.S. Employer Identification Number)
100 Cardinal Way
Redwood City, California 94063
(Address of principal executive offices)
(650) 385-5000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amendments to Bylaws
On March 14, 2011, the Board of Directors (the “Board”) of Informatica Corporation (“Informatica”) approved the amendment and restatement of Informatica’s Bylaws (the “Bylaws”) to revise the voting standard for uncontested director elections to a majority vote standard (instead of a plurality standard).
The foregoing description is qualified in its entirety by reference to the amended and restated Bylaws, which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Informatica Corporation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 15, 2011		INFORMATICA CORPORATION
	By:	/s/ Earl E. Fry
Earl E. Fry
Chief Financial Officer, Chief Administration Officer and EVP, Global Customer Support

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Informatica Corporation